                                                                    EXHIBIT 10.2

--------------------------------------------------------------------------------


                  COMMON STOCK REGISTRATION RIGHTS AGREEMENT

                          Dated as of August 6, 1999

                                     among

                   MATTRESS DISCOUNTERS HOLDING CORPORATION,
                      MATTRESS DISCOUNTERS HOLDING L.L.C.

                                      AND

                            CHASE SECURITIES INC.,
                         CIBC WORLD MARKETS CORP. AND
                      BANCBOSTON ROBERTSON STEPHENS INC.,
                             as Initial Purchasers


--------------------------------------------------------------------------------

          THIS COMMON STOCK REGISTRATION RIGHTS AGREEMENT (the "Agreement") is
                                                                ---------
made and entered into as of August 6, 1999, among Mattress Discounters Holding Corporation, a Virginia corporation ("Holdings"), Mattress Discounters Holding
                                      --------
L.L.C. (the "Investor"), and Chase Securities Inc. ("CSI"), CIBC World Markets
             --------                                ---
Corp., and BancBoston Robertson Stephens Inc. (together with CSI, the "Initial
                                                                       -------
Purchasers").
----------

          This Agreement is made pursuant to the Purchase Agreement, dated as of August 3, 1999, among Holdings, the guarantors party thereto and the Initial Purchasers (the "Purchase Agreement"), relating to the sale by Holdings to the
                 ------------------
Initial Purchasers of an aggregate of 140,000 Units, each Unit consisting of $1,000 principal amount 12 5/8% Senior Notes due 2007 of Mattress Discounters Corporation (the "Notes") and 1 Warrant (collectively, "Warrants") to purchase
                  -----                                 --------
initially 4.850 shares of Class A Common Stock of Holdings and 0.539 shares of Class L Common Stock of Holdings. In order to induce the Initial Purchasers to enter into the Purchase Agreement, Holdings has agreed to provide to the Holders (as defined herein) the registration rights for the Registrable Securities (as defined herein) set forth in this Agreement and the Investor has agreed to provide the Holders, among other things, the tag-along rights for the Warrants and the Registrable Securities set forth herein. The execution of this Agreement is a condition to the obligations of the Initial Purchasers to purchase the Units under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

1.   Definitions.
     -----------

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Advice" shall have the meaning ascribed to that term in the last
           ------
paragraph of Section 4.

          "Affiliate" of any specified Person shall mean any other Person which,
           ---------
directly or indirectly, controls, is controlled by, or is under direct or indirect common control with, such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" shall have the meaning ascribed to that term in the
           ---------
preamble hereto.

          "Business Day" shall mean a day that is not a Legal Holiday.
           ------------

          "Capital Stock" shall mean, with respect to any Person, any and all
           -------------
shares, interests, participations, rights in or other equivalents (however designated and whether voting and/or non-voting) of capital stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into or exercisable or exchangeable for any of the foregoing.

          "Class A Common Stock" shall mean the Class A Common Stock of
           --------------------
Holdings, par value $.01 per share.

          "Class L Common Stock" shall mean the Class L Common Stock of
           --------------------
Holdings, par value $.01 per share.

          "Common Stock" shall mean, together, the Class A Common Stock and the
           ------------
Class L Common Stock of Holdings and any options, warrants or security convertible into or exercisable or exchangeable for such common stock.

          "CSI" shall have the meaning ascribed to that term in the preamble
           ---
hereto.

          "Effectiveness Period" shall mean the shorter of (a) 180 days or (b)
           --------------------
such period of time as all of the Subject Equity included in such Registration Statement shall have been sold thereunder.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time.

          "Fair Market Value" shall mean the value of any securities as
           -----------------
determined (without any discount for lack of liquidity, the amount of such securities proposed to be sold or the fact that such securities held by any Holder of such security may represent a minority interest in a private company) by a nationally or regionally recognized investment banking firm selected by Holdings for the determination of such value.

          "Holder" shall mean the Initial Purchasers, for so long as each
           ------
Initial Purchaser owns any Warrants or Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become registered owners of Warrants or Registrable Securities.

          "Holdings" shall have the meaning ascribed to that term in the
           --------
preamble hereto and shall also include Holdings' successors.

          "Initial Public Equity Offering" shall mean a primary public offering
           ------------------------------
(whether or not underwritten, but excluding any offering pursuant to Form S-8 under the Securities Act or any other publicly registered offering pursuant to the Securities Act pertaining to an issuance of shares of Common Stock or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan) of Common Stock of Holdings pursuant to an effective registration statement under the Securities Act in which Holdings receives aggregate gross proceeds of at least $30 million.

          "Initial Purchasers" shall have the meaning ascribed to that term in
           ------------------
the preamble hereto.

          "Legal Holiday" shall mean a Saturday, a Sunday or a day on which
           -------------
banking institutions in New York, New York are required by law, regulation or executive order to remain closed.

          "Notes" shall have the meaning ascribed to that term in the preamble
           -----
hereto.

          "Participating Holder" shall have the meaning ascribed to that term in
           --------------------
Section 3.2(a).

          "Person" shall mean an individual, partnership, corporation, trust or
           ------
unincorporated organization, or a government or agency or political subdivision thereof.

          "Piggy-Back Registration" shall have the meaning ascribed to that term
           -----------------------
in Section 2.1.

          "Proposed Purchaser" shall have the meaning ascribed to that term in
           ------------------
Section 3.2(a).

          "Prospectus" shall mean the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

          "Purchase Agreement" shall have the meaning ascribed to that term in
           ------------------
the preamble hereto.

          "Registrable Securities" shall mean any of (i) the Common Stock issued
           ----------------------
and issuable upon exercise of the Warrants and (ii) any other securities issued or issuable with respect to the Warrants or Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.
As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such holder pursuant to such registration statement, (b) such securities have been sold to the public pursuant to, or are eligible for sale to the public without volume or manner of sale restrictions under, Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act, (c) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Holdings or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (d) such securities shall have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incident to Holdings'
           ---------------------
performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for Holdings and all independent certified public accountants and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions, fees of counsel to the Holders or transfer taxes, if any, attributable to the sale of Subject Equity by Holders of such Subject Equity).

          "Registration Statement" shall mean any registration statement of
           ----------------------
Holdings which covers any of the Subject Equity pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Requisite Shares" shall mean a number of Warrants, Warrant Shares and
           ----------------
Registrable Securities equivalent to a majority of the Warrant Shares subject to the originally issued Warrants.

          "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule
           --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" shall mean Rule 144A under the Securities Act, as such
           ---------
Rule may be amended from time to time.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time.

          "Stockholder" shall mean, collectively, each Holder, the Investor and
           -----------
the Affiliates of the Investor owning Common Stock or other securities convertible or exercisable or exchangeable into Common Stock.

          "Stockholders Agreement" shall mean that certain stockholders
           ----------------------
agreement dated August 6, 1999 by and among Holdings and certain of its Stockholders.

          "Subject Equity" shall mean the Warrants, Warrant Shares and
           --------------
Registrable Securities.

          "Tag-Along Notice" shall have the meaning ascribed to that term in
           ----------------
Section 3.2(a).

          "Tag-Along Right" shall have the meaning ascribed to that term in
           ---------------
Section 3.2(a).

          "Transfer" shall have the meaning ascribed to that the term in Section
           --------
3.2(a).

          "Transfer Notice" shall have the meaning ascribed to that term in
           ---------------
Section 3.2(a).

          "Triggering Event" shall mean the date of the consummation of a bona
           ----------------
fide underwritten public offering of Common Stock as a result of which at least 20% of the outstanding shares of Common Stock are listed on a United States national securities exchange or the Nasdaq National Market.

          "Warrants" shall have the meaning ascribed to that term in the
           --------
preamble hereto.

          "Warrant Shares" shall mean the shares of Common Stock issued and
           --------------
issuable upon exercise of the Warrants and any other securities issued or issuable with respect to the Warrants by way of stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

          "Withdrawal Election" shall have the meaning ascribed to that term in
           -------------------
Section 2.2(c).

2.   Registration Rights.
     -------------------

          2.1.  Piggy-Back Registration.  If at any time Holdings proposes to
                -----------------------
file a Registration Statement under the Securities Act with respect to an offering by Holdings for its own account or for the account of any of its respective securityholders covering the sale of Common Stock (other than (a) a registration statement on Form S-4 or S-8 or any similar or successor form or in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called "equity kicker"), or (b) a
            ---
registration statement filed in connection with an offer of securities solely to Holdings' existing securityholders) for sale on the same terms and conditions as the securities of Holdings or any other selling securityholder included therein, then Holdings shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 10 Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). Holdings shall
                                    -----------------------
use its commercially reasonable efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of Holdings or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to Holdings of its request to withdraw. Holdings may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that Holdings shall give
                                             --------
prompt notice thereof to participating Holders. Holdings will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.1.

          No failure to effect a registration under this Section 2.1 and to complete the sale of Registrable Securities in connection therewith shall relieve Holdings of any other obligation under this Agreement.

          2.2.  Reduction of Piggy-Back Registration.  (a)  If the lead managing
                ------------------------------------
underwriter of any underwritten offering described in Section 2.1 has informed, in writing, the Holders of the Registrable Securities requesting inclusion in such offering that it is its view that the total number of securities which Holdings, the Holders and any other Persons desiring to participate in such registration intend to include in such offering exceeds the number which can be sold in an orderly manner within a price range acceptable to Holdings and without adversely affecting the marketability of the offering, then the Securities Holdings proposes to sell shall first be included in such offering, and then the number of Registrable Securities to be offered for the account of such Holders and the number of such securities to be offered for the account of all such other Persons (other than Holdings) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of
                            --- ----
securities requested to be registered to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such lead managing underwriter.

          (b) If the lead managing underwriter of any underwritten offering described in Section 2.1 notifies the Holders requesting inclusion of Registrable Securities in such offering, that the kind of securities that such Holders, Holdings and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (a) above or (y) if a reduction in the Registrable Securities pursuant to clause (a) above would, in the judgment of the lead managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

          (c) If, as a result of the proration provisions of this Section 2.2, any Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided that a Withdrawal Election
                      -------------------    --------
shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

3.   Transfers.
     ---------

          3.1. Generally. All Subject Equity at any time and from time to time
               ---------
outstanding shall be held subject to the conditions and restrictions set forth in this Section 3. All shares of Capital Stock now or hereafter held by the Investor shall be held subject to the conditions and restrictions set forth in this Section 3. Each Holder of Subject Equity and the Investor by executing this Agreement or by accepting a certificate representing Capital Stock or other indicia of ownership therefor from Holdings agree with Holdings and with each other Stockholder to such conditions and restrictions.

          3.2. Tag-Along Rights. (a) Prior to a Triggering Event, each of the
               ----------------
Holders of Subject Equity shall have the right (the "Tag-Along Right") to
                                                     ---------------
require the Proposed Purchaser to purchase from each of them all (subject to (c) below) Subject Equity owned by such Holder in the event of any proposed direct or indirect sale or other disposition (collectively, a "Transfer") of
                                                        --------
Stockholder Shares (as defined in the Stockholders Agreement) (whether now or hereafter issued) to any Person or Persons (such other Person or Persons being hereinafter referred to as the "Proposed Purchaser") by the Investor or any of
                                ------------------
its Affiliates in any transaction or series of related transactions of Holdings' Common Stock representing 25% or more of the aggregate number of shares of common stock of Holdings owned by the Investor on the date hereof (other than sales in a bona fide public offering pursuant to an effective registration statement under the Securities Act, sales to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act, transfers to Holdings or one or more of its stockholders pursuant to the right of first refusal contained in Section 4(c) of the Stockholders Agreement and transfers to Affiliates and certain other transfers permitted by Section 4(d) of the Stockholders Agreement). Any Investor proposing a transfer which triggers the rights under this Section 3.2(a) shall notify, or cause to be notified, each Holder of Subject Equity in writing (a "Transfer Notice") of each such proposed Transfer at least 10 Business Days
 ---------------
prior to the date thereof. Such notice shall set forth: (a) the name of the Proposed Purchaser and the number of shares of Common Stock and other securities, if any, proposed to be transferred, (b) the proposed amount of consideration and terms and conditions of payment offered by such Proposed Purchaser (if the proposed consideration is not cash, the Transfer Notice shall describe the terms of the proposed consideration) and (c) that either the Proposed Purchaser has been informed of the "Tag-Along Right" and has agreed to purchase Subject Equity in accordance with the terms hereof or that the

Investor or any of its Affiliates will make such purchase. The Tag-Along Right may be exercised by any Holder of Subject Equity by delivery of a written notice to the Investor who delivered the Transfer Notice ("Tag-Along Notice"), within 5
                                                    ----------------
Business Days of receipt of the Transfer Notice, indicating its election to exercise the Tag-Along Right (the "Participating Holders"). The Tag-Along
                                   ---------------------
Notice shall state the amounts of Subject Equity that such Holder proposes to include in such Transfer to the Proposed Purchaser. Failure by any Holder to provide a Tag-Along Notice within the 5 Business Day notice period shall be deemed to constitute an election by such Holder not to exercise its Tag-Along Right. The closing with respect to any sale to a Proposed Purchaser pursuant to this Section shall be held at the time and place specified in the Transfer Notice. Consummation of the sale of Common Stock by the Investor or any of its Affiliates to a Proposed Purchaser shall be conditioned upon consummation of the sale by each Participating Holder to such Proposed Purchaser (or the Investor) of the Subject Equity entitled to be transferred as described in (c) below, if any. Additionally:

          (b) In the event that the Proposed Purchaser does not purchase Subject Equity entitled to be transferred as described in (c) below, on the same terms and conditions as purchased from the Investor or any of its Affiliates, then the Investor or to its Affiliates shall purchase such Subject Equity if the Transfer occurs.

          (c) Each Holder shall have the right to require the Proposed Purchaser to purchase from such Holder that percentage of the aggregate number of shares of Common Stock desired to be transferred by such Holder equal to a fraction, expressed as a percentage, the numerator of which is the total number of shares of Common Stock held by such Holder and the denominator of which is the total number of shares of Common Stock held by all Stockholders and all other persons owning Common Stock or securities convertible or exchangeable into Common Stock participating in such Transfer.

          (d) Any Subject Equity purchased from the Participating Holders pursuant to this Section 3.2 shall be paid for in the same type of consideration and at the same price per share of Common Stock and upon the same terms and conditions of such proposed Transfer of Common Stock by the Investor and/or any of its Affiliates. The price per Warrant to be paid by the Proposed Purchaser shall be less the exercise price of such Warrant per share. If the Subject Equity to be purchased includes securities or property other than Common Stock, the price to be paid for such securities or property shall be the same price per share or other denomination paid by the Proposed Purchaser for like securities purchased from the Investor or any of its Affiliates. The Investor shall arrange for payment directly by the Proposed Purchaser to each Participating Holder, upon delivery of the certificate or certificates representing the Warrants and/or Registrable Securities duly endorsed for transfer, together with such other documents as the Proposed Purchaser may reasonably request.

          (e) If the sale of Common Stock by the Investor or its Affiliates and the sale of the Subject Equity entitled to be transferred as provided above have not been completed in accordance with the terms of the Proposed Purchaser's offer, all certificates representing such Subject Equity shall be returned to the Participating Holders, and all the restrictions on Transfer contained in this Agreement with respect to Common Stock owned by the Investor and its Affiliates shall remain in effect.

          (f) If the Investor proposing the Transfer intends to Transfer a strip of two or more classes of shares and any Participating Holder holds all such classes, such Participating Holder may only participate in such Transfer if such Participating Holder participates with respect to all such classes of shares.

          (g) Each Participating Holder shall be required to bear its pro rata share (based upon the number of shares sold) of the expenses incurred by the transferring stockholders in connection with such transaction to the extent such costs are incurred for the benefit of all such stockholders and are not otherwise paid by Holdings or the Proposed Purchaser.

          3.3. Drag-Along Rights. If at any time prior to an Initial Public
               -----------------
Equity Offering, the Investor and/or any of its Affiliates determines to sell all or substantially all of the Capital Stock of Holdings owned by it to a Person other than the Investor or an Affiliate of the Investor, the Investor (whether directly or through an Affiliate) shall have the right to require the Holders of Subject Equity to sell such Subject Equity to such transferee; provided that the consideration to be received by the Holders of Subject Equity
--------
shall be the same type of consideration received by the Investor and its Affiliates. Any Warrants and/or Registrable Securities purchased from the Holders thereof pursuant to this Section 3.3 shall be paid for at the same price per share of Common Stock and upon the same terms and conditions of such proposed transfer of Common Stock by the Investor and its Affiliates. The price per Warrant to be paid by the Proposed Purchaser shall be less the exercise price of such Warrant per share. If the Subject Equity to be purchased includes securities other than Common Stock, the price to be paid for such securities shall be the same price per share or other denomination paid by the Proposed Purchaser for like securities purchased from the Investor and its Affiliates or, if like securities are not purchased from the Investor and its Affiliates, the Fair Market Value of such securities.

4.   Registration Procedures.
     -----------------------

          In connection with the obligations of Holdings with respect to any Registration Statement pursuant to Section 2.1 hereof, Holdings shall:

          (a) A reasonable period of time prior to the initial filing of a Registration Statement or Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Initial Purchasers and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and such underwriters, if any, and cause the officers and directors of Holdings, counsel to Holdings and independent certified public accountants to Holdings to respond to such reasonable inquiries as shall be necessary, in the opinion of counsel to such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided that the foregoing inspection and
                            --------
     information gathering shall be coordinated on behalf of the Initial Purchasers by CSI;

          (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

          (c) Notify the holders of Registrable Securities to be sold and the managing underwriters, if any, promptly, and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by Holdings of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event or information becoming known that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the use of a Prospectus or the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

          (e) If requested by the managing underwriters, if any, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after Holdings has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that Holdings shall not be required to take
                --------  -------
     any action pursuant to this Section 4(e) that would, in the opinion of counsel for Holdings, violate applicable law;

          (f) Upon written request to Holdings, furnish to each Holder of Registrable Securities to be sold pursuant to a Registration Statement and each managing underwriter, if any, without charge, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

          (g) Deliver to each Holder of Registrable Securities to be sold pursuant to a Registration Statement, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and Holdings hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Holders of Registrable Securities to be sold, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any such Holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that Holdings shall not be
                             --------  -------
     required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where they are not so subject;

          (i) In connection with any sale or transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or such Holders may request at least two Business Days prior to any sale of Registrable Securities;

          (j) Upon the occurrence of any event contemplated by Section 4(c)(v), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (k) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of Holdings and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to Holdings and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to each selling Holder of Registrable Securities and each of the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters;
     (iii) use their best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of Holdings (and, if necessary, any other independent certified public accountants of any subsidiary of Holdings or of any business acquired by Holdings for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each selling Holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by Holdings;

          (l) Make available for inspection by a representative of the Initial Purchasers selling Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, and any attorney, consultant or accountant retained by such Initial Purchasers or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of Holdings and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to Holdings), and cause the officers, directors, agents and employees of Holdings and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to Holdings) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement; provided, however, that such persons shall first agree in
                --------  -------
     writing with Holdings that any information that is reasonably and in good faith designated by Holdings in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Person or (iv) such information becomes available to such Person from a source other than Holdings and its subsidiaries and such source is not bound by a confidentiality agreement; and provided, further,
                                                             --------  -------
     that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by CSI;

          (m) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act, no later than 60 days after the end of any 12-month period (or 135 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration

     Statement, which statement shall cover said period, consistent with the requirements of Rule 158 under the Securities Act; and

          (n) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

          Holdings may require a Holder of Registrable Securities to be included in a Registration Statement to furnish to Holdings such information regarding
(i) the intended method of distribution of such Registrable Securities, (ii) such Holder and (iii) the Registrable Securities held by such Holder as is required by law to be disclosed in such Registration Statement and Holdings may exclude from such Registration Statement the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          If any such Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of Holdings, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of Holdings' securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of Holdings, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from Holdings of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "Advice") by Holdings that the use of the applicable Prospectus
                 ------
may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If Holdings shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Holder of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

5.   Indemnification and Contribution.
     --------------------------------

          (a) Holdings shall indemnify and hold harmless the Initial Purchasers, each Holder, each underwriter who participates in an offering of Registrable Securities, their respective Affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of Holdings; and

             (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by CSI), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

provided that this indemnity does not apply to any loss, liability, claim,
--------
damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to Holdings by such Holder or any underwriter in writing expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or
(ii) contained in any preliminary prospectus if such Holder or such underwriter failed to send or deliver a copy of the Prospectus (in the form it was first provided to such parties for confirmation of sales) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Securities Act and such Prospectus would have corrected such untrue statement or omission. Any amounts advanced by Holdings to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to Holdings if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by Holdings.

          (b) By accepting the benefits of this Agreement, each Holder agrees, severally and not jointly, to indemnify and hold harmless Holdings, each Initial Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of Holdings who signed the Registration Statement), employees and agents and each Person, if any, who controls Holdings, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to Holdings by such selling Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 5(a) above, counsel to the indemnified parties shall be selected by CSI and, in the case of parties indemnified pursuant to Section 5(b) above, counsel to the indemnified parties shall be selected by Holdings. Notwithstanding the foregoing sentence, in case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may wish, jointly with any other indemnifying party similarly notified, unless such indemnified party shall have one or more legal defenses available to it which are not available to the indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election as aforesaid to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.

In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any Judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, Holdings and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by Holdings, and the Holders, as incurred; provided that no Person guilty of fraudulent
                          --------
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between Holdings and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of Holdings, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of Holdings, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Holdings, on the one hand, or by or on behalf of the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Holdings and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take
   --- ----
into account the relevant equitable considerations. For purposes of this Section 5, each Affiliate of a Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such Affiliate within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of Holdings, each officer of Holdings who signed the Registration Statement, and each Person, if any, who controls Holdings within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Holdings.

6.   Rules 144 and 144A.
     ------------------

          Holdings shall use its best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder of Warrants or Registrable Securities, make available other information as required by, and so long as necessary to permit, sales of its Warrants and Registrable Securities pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require Holdings to register any of its securities pursuant to the Exchange Act.

7.   Underwritten Registrations.
     --------------------------

          If any of the Registrable Securities covered by any Registration Statement are to be sold in an underwritten public offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by Holdings.

          No Person may participate in any underwritten public offering hereunder unless such person (i) agrees to sell such Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          If Holdings has complied with all its obligations under this Agreement with respect to a Piggy-Back Registration relating to an underwritten public offering, all holders of Warrants and Registrable Securities, upon request of the lead managing underwriter with respect to such underwritten public offering, will be required to not sell or otherwise dispose of any Warrant or Registrable Security owned by them for a period not to exceed 90 days from the consummation of such underwritten public offering.

8.   Miscellaneous.
     -------------

          8.1.  Remedies.  In the event of a breach by Holdings, the Investor or
                --------
by a Holder of any of its obligations under this Agreement, each Holder, the Investor and Holdings, in addi-tion to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Holdings, the Investor and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          8.2.  No Conflicting Agreements.  Holdings and the Investor will not
                -------------------------
enter into any agreement that conflicts with the rights granted to the Holders and indemnified persons in this Agreement or otherwise conflicts with the provisions hereof. Without the written consent of the Holders of a majority of the outstanding Warrants and each class and series of Registrable Securities, Holdings and the Investor shall not grant to any Person any rights which conflict with the provisions of this Agreement.

          8.3.  Amendments and Waivers.  The provisions of this Agreement,
                ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than the Requisite Shares; provided, however, that, for the purposes
                                       --------  -------
of this Agreement, Warrants, Warrant Shares and Registrable Securities that are owned, directly or indirectly, by Holdings, the Investor or any of their Affiliates are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be
           --------  -------
amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, no amendment, modification, supplement, waiver or consent with respect to Section 5 shall be made or given otherwise than with the prior written consent of each Person affected thereby.

          8.4.  Notices.  All notices and other communications provided for
                -------
herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopier to Holdings, as provided in the Purchase Agreement,

          (a)  if to the Investor,

               Mattress Discounters Holding L.L.C.
               c/o Bain Capital, Inc.
               Two Copley Place
               Boston, MA 02116
               Attention: Michael Krupka
               Telecopy No.: (617) 572-3274

          With a copy, which shall not constitute notice, to:

               Kirkland & Ellis
               Citicorp Center
               153 East 53rd Street
               New York, New York 10022
               Attention: Lance C. Balk, Esq.
               Telecopy No.: (212) 446-4900

     or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

          (b) if to the Initial Purchasers, as provided in the Purchase Agreement, or

          (c) if to any other Person who is then the registered Holder of Warrants or Registrable Securities, to the address of such Holder as it appears in the register therefor of Holdings.

          Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          8.5.  Successors and Assigns.  This Agreement shall inure to the
                ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Notwithstanding the foregoing, no successor or assignee of Holdings shall have any of the rights granted under this Agreement until such Person shall acknowledge its rights and obligations hereunder by a signed written statement of such person's acceptance of such rights and obligations.

          8.6.  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

          8.7.  Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL
                -----------------------------------------
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. HOLDINGS AND THE INVESTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR IT-

SELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

          8.8.  Severability.  The remedies provided herein are cumulative and
                ------------
not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          8.9.  Headings.  The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

          IN WITNESS WHEREOF, the parties have caused this Common Stock Registration Rights Agreement to be duly executed as of the date first written above.

                              MATTRESS DISCOUNTERS HOLDING
                              CORPORATION

                                    /s/ Michael Krupka
                              By: __________________________________
                                  Name: Michael Krupka
                                  Title:

                              MATTRESS DISCOUNTERS HOLDING L.L.C.

                                    /s/ Michael Krupka
                              By: __________________________________
                                  Name: Michael Krupka
                                  Title:



                              CHASE SECURITIES INC.

                                    /s/ Ira Ginsburg
                              By: __________________________________
                                  Name: Ira Ginsburg
                                  Title:



                              CIBC WORLD MARKETS CORP.

                                    /s/ Kevin Migiel
                              By: __________________________________
                                  Name: Kevin Migiel
                                  Title:



                              BANCBOSTON ROBERTSON STEPHENS INC.

                                  /s/ Greg Foy
                              By: __________________________________
                                  Name: Greg Foy
                                  Title: